UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2007

REGENERATION TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosd in a Current Report on Form 8-K filed on November 13, 2007, on November 12, 2007, Regeneration Technologies, Inc. (the “Company”), Rockets FL Corp., a wholly-owned subsidiary of the Company (the “Merger Subsidiary”) and Tutogen Medical, Inc. (“Tutogen”) entered into an Agreement and Plan of Merger (the “Merger Agreement) to combine the Company and Tutogen in a tax-free, stock-for-stock exchange.

A copy of the Merger Agreement is furnished herewith as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1 Agreement and Plan of Merger dated November 12, 2007 among Regeneration Technologies, Inc., Rockets FL Corp., and Tutogen Medical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERATION TECHNOLOGIES, INC.

Date: November 16, 2007	By:	/s/ Thomas F. Rose
	Name:	Thomas F. Rose
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated November 12, 2007 among Regeneration Technologies, Inc., Rockets FL Corp., and Tutogen Medical, Inc.

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